EXHIBIT 99.6
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FITNESS DIVISION

COMBINED STATEMENT OF SALES, COST OF SALES AND DIRECT EXPENSES
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
(DOLLARS - IN THOUSANDS)
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                                                                     2001
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     NET SALES                                                     $45,770

     COST OF SALES                                                  34,696
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        Gross Profit                                                11,074
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     DIRECT EXPENSES:
        Selling and marketing                                        3,559
        General and administrative                                   2,373
        Royalties                                                      585
                                                                   -------

            Total direct expenses                                    6,517
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     SALES IN EXCESS OF COST OF SALES AND
     DIRECT EXPENSES                                               $ 4,557
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See notes to combined financial statements.